                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04014

                             Meridian Fund, Inc.(R)
               (Exact name of registrant as specified in charter)

                        60 E. Sir Francis Drake Boulevard
                                    Suite 306
                               Larkspur, CA 94939
               (Address of principal executive offices) (Zip code)

                                Gregg B. Keeling
                        60 E. Sir Francis Drake Boulevard
                                    Suite 306
                               Larkspur, CA 94939
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 415-461-8770

                        Date of fiscal year end: June 30

                     Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


MERIDIAN FUND, INC.
                                                                   July 11, 2006

To Our Shareholders:

Stocks experienced a difficult quarter, with investors anticipating higher inflation and slower economic growth during the balance of the year. The S&P 500 declined 1.9%. Small cap stocks, after a strong March quarter, were hardest hit: the NASDAQ dropped 7.2% and the Russell 2000 declined 5.0%. Transportation, lodging and energy related stocks were among the best performing sectors. The worst performing groups included home construction, tires and toys. Interest rates continued higher. The rate on the ten-year government bond advanced from 4.85% to 5.14%.

The economy grew at a rapid rate of 5.6% during the first quarter, but slowed during the just ended June quarter and is expected to post modest growth during the balance of 2006. Inflation has become a concern, fueled by higher commodity prices. The Federal Reserve has raised the Fed Funds rate to 5.25% and is pursuing more restrictive money growth to combat the rising inflationary pressures. The question is how long will the Fed's policy take and how much damage will it do to the economy. We believe the job will be completed during the second half of this year and will result in slower growth, but not a full-scale recession. The strongest economic sector during the balance of the year, in our opinion, will continue to be business fixed investment. We expect consumer expenditures will show modest growth, with the exception of residential construction and auto sales.

We welcome those new shareholders who joined the Meridian Funds during the quarter and appreciate the continued confidence of our existing shareholders.

The prospectus, news articles and information on how to purchase shares of the Funds are available on our website at www.meridianfund.com.

/s/ Richard F. Aster, Jr.

Richard F. Aster, Jr.

MERIDIAN EQUITY INCOME FUND(R)

The Meridian Equity Income Fund's net asset value per share at June 30, 2006 was $11.05. This represents an increase of 5.5% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, January 31, 2005, were 11.9% and 8.3%, respectively. The Fund's assets at the close of the quarter were invested 4.3% in cash and 95.7% in stocks. Total net assets were $25,450,702 and there were 457 shareholders.

The Equity Income Fund continues to focus on companies with above-average yields and strong financial returns that, in our opinion, have the ability to grow dividends. The portfolio is diversified with 36 positions representing 25 different industry groups. At the end of the second quarter, the portfolio's average holding had a return on equity and average dividend yield of 17.7% and 2.96% respectively, both measures substantially higher than the average S&P 500 stock. The average position had a market capitalization of $16 billion, a debt ratio of 45% and earnings per share that are expected to grow 9.3% during the next several years. We believe these financial characteristics will lead to positive returns for the Fund.

During the quarter we purchased shares of IHOP, Mercury General, RPM International and VF Corp. We sold our shares in Jefferson-Pilot, Kinder Morgan, Masco Corp. and Pacer International.

We recently purchased shares in VF Corp., a leading manufacturer of branded apparel and related items in the U.S. and internationally. The company's broad product line includes leading brands in jeans wear, outdoor apparel, intimate apparel and sportswear. Products are sold to department stores, specialty stores, chain stores and discounters. VF Corp. continues to gain share in this large market through expanded product offerings and selected acquisitions. The shares yield 3.18%, sell at 13.8 times earnings and the company has strong financial characteristics. Return on equity has averaged 19% during the past five years, debt is a conservative 25% of total capitalization and future earnings are expected to grow at 10%. We believe VF Corp. will be a rewarding investment for our shareholders.

MERIDIAN GROWTH FUND(R)

The Meridian Growth Fund's net asset value per share at June 30, 2006 was $38.54. This represents an increase of 5.4% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 1,608.9% and 13.8%, respectively. The Fund's assets at the close of the quarter were invested 5.1% in cash and cash equivalents and 94.9% in stocks. Total net assets were $1,689,374,318 and there were 72,438 shareholders.

The interest rate and general economic issues referred to above make investing more difficult for now, but much of the uncertainty, in our opinion, is reflected in current prices. Valuations on small and mid-cap stocks are more attractive than they have been for some time. We believe this sector will experience positive investment results during the next several years. Stock selection, as usual, will be critical. Our heaviest areas of concentration remain technology, industrial services, consumer related and health care.

During the quarter we purchased shares of Carters, Cerner Corp. and RPM International. We sold our shares in STERIS Corp.

DENTSPLY International, a current holding, is the leading manufacturer of dental products and equipment, with the number one or two market share position in most categories. Growth, in our opinion, will remain strong for many years due to the aging of the population, longer retention of natural teeth and an increasing interest in cosmetic dentistry. Most important, 60% of DENTSPLY's business is outside the United States. The demand for dental products from developing countries continues to grow at a rapid pace, driven by strong economic growth and higher per capita income. The company, we believe, can grow revenue and earnings at double-digit rates and still generate free cash flow for several years. DENTSPLY has an experienced management team and sells at a reasonable valuation, especially considering the company's growth prospects and ability to generate cash.

MERIDIAN VALUE FUND(R)

The Wall Street Journal ranked the Meridian Value Fund the twenty-sixth best performing stock fund for the ten-year period ending June 30, 2006. This is out of a universe of approximately 2,000 funds.

The Meridian Value Fund's net asset value per share at June 30, 2006 was $36.14. This represents an increase of 4.4% for the calendar year to date. The Fund's total return and average compounded annual rate of return since June 30, 1995, were 577.2% and 19.0%, respectively. The comparable period returns for the S&P 500 with dividends were 196.2% and 10.4%, respectively. The Fund's assets at the close of the quarter were invested 5.3% in cash and cash equivalents and 94.7% in stocks. Total net assets were $1,686,874,055 and there were 80,875 shareholders.

Our investment strategy is unchanged. We continue to seek out-of-favor companies that have defensible positions in their industries, strong or improving balance sheets, reasonable valuations and good prospects for earnings growth. We believe that over the long term this strategy will continue to outperform. In our opinion the portfolio is well positioned, reasonably valued and diversified. We continue to invest in companies of all market capitalizations and our largest areas of concentration are technology, real estate and financials. We currently monitor, but don't yet own, a number of solid companies that sell at reasonable valuations. The outlook for our approach, in our view, is favorable at this time.

During the quarter we purchased shares of AMVESCAP, Anheuser-Busch, Beckman Coulter, Cabot, Diebold, Hot Topic, International Flavors & Fragrances, MedImmune, SYSCO and XL Capital. We sold our shares in ADESA, Aracruz Celulose, Arch Coal, BJ's Wholesale Club, Chiquita Brands International, Electronic Arts, Embraer-Empresa Brasileira de Aeronautica, Mettler-Toledo International, National Oilwell Varco, Northrop Grumman and ServiceMaster.

We recently invested in Entegris, a leading supplier of packaging and handling equipment and related consumables to the microelectronics industry. Earnings suffered in 2005 from poor industry conditions and acquisition integration costs related to the company's merger with Mykrolis. Entegris has a dominant market share in most of the areas in which it competes and the completed merger should make the company an even more formidable competitor. Secular trends in the semiconductor industry such as smaller sizes and more demanding manufacturing conditions play to the company's strength in micro-contamination control. Entegris has a clean balance sheet with over $1.50 in net cash per share and is reasonably valued at 14 times this year's earnings estimates and less than 10 times our estimate of normalized earnings potential of $0.95. The entire semiconductor industry is out of favor, but we believe that conditions will eventually improve and Entegris will prove to be a positive investment for the Fund.

MERIDIAN EQUITY INCOME FUND

SUMMARY OF PORTFOLIO HOLDINGS

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY CATEGORY (% OF TOTAL NET ASSETS)



Telecommunications Services...........................    5.8%     $ 1,473,116
Business Services.....................................    5.4        1,378,001
Consumer Products.....................................    5.4        1,371,335
Industrial Services...................................    5.3        1,362,169
Paper/Forest Products.................................    5.3        1,353,139
Electrical Equipment..................................    5.3        1,350,853
Industrial Products...................................    5.3        1,337,557
Insurance.............................................    5.2        1,336,805
Chemicals.............................................    5.1        1,309,351
Brokerage & Money Management..........................    4.9        1,259,719
Banking...............................................    4.8        1,223,140
Agriculture...........................................    3.1          782,040
Pharmaceuticals.......................................    2.9          730,946
Oil & Gas.............................................    2.8          709,036
Automobile............................................    2.8          708,539
Apparel...............................................    2.8          702,972
Retail................................................    2.7          693,489
Restaurants...........................................    2.7          692,352
Basic Materials.......................................    2.7          688,050
Diversified Operations................................    2.7          681,200
Office Supplies.......................................    2.6          657,530
Healthcare Products...................................    2.6          651,112
Furniture & Fixtures..................................    2.5          646,982
Business Products.....................................    2.5          638,750
Insurance Brokers.....................................    2.5          628,357
Cash & Other Assets, Less Liabilities.................    4.3        1,084,162
                                                        ------     -----------
Total Net Assets......................................  100.0%     $25,450,702
                                                        ======     ===========


MERIDIAN GROWTH FUND

SUMMARY OF PORTFOLIO HOLDINGS

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY CATEGORY (% OF TOTAL NET ASSETS)



Retail...............................................   10.5%   $  177,612,494
Industrial Services..................................    9.7       163,872,560
Healthcare Products..................................    8.3       139,371,001
Healthcare Services..................................    6.8       115,265,066
Tech-Software........................................    6.7       113,026,753
Brokerage & Money Management.........................    4.9        83,528,714
Industrial Products..................................    4.5        75,794,366
Tech-Hardware........................................    4.0        68,062,080
Banking..............................................    3.9        65,969,641
Business Services....................................    3.8        64,925,802
Consumer Services....................................    3.6        61,173,625
Cellular Communications..............................    3.1        51,889,488
Restaurants..........................................    3.0        50,406,421
Hotels & Lodging.....................................    2.8        47,105,300
Insurance............................................    2.7        45,742,902
Construction.........................................    2.6        43,358,927
Real Estate..........................................    2.5        42,321,730
Leisure & Amusement..................................    2.5        41,958,911
Insurance Brokers....................................    2.5        41,406,753
Business Products....................................    2.4        39,739,562
Aerospace/Defense....................................    2.2        37,911,024
U.S. Government Obligations..........................    1.5        24,834,583
Chemicals............................................    1.0        16,707,780
Apparel..............................................    0.9        15,605,594
Cash & Other Assets, Less Liabilities................    3.6        61,783,241
                                                       ------   --------------
Total Net Assets.....................................  100.0%   $1,689,374,318
                                                       ======   ==============


MERIDIAN VALUE FUND

SUMMARY OF PORTFOLIO HOLDINGS

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY CATEGORY (% OF TOTAL NET ASSETS)



Technology...........................................   10.9%   $  184,477,573
Real Estate..........................................    7.6       128,001,643
Banking..............................................    7.5       126,474,850
Industrial Services..................................    6.5       109,135,836
Retail...............................................    6.1       102,787,265
Industrial Products..................................    5.8        98,698,984
Energy...............................................    5.7        96,163,629
Consumer Products....................................    5.0        84,617,595
Telecommunications Equipment.........................    5.0        84,453,462
Healthcare Products..................................    4.7        78,816,370
Pharmaceuticals......................................    4.0        66,977,498
Healthcare Services..................................    2.7        45,231,680
Media................................................    2.6        43,301,695
Consumer Products/Food & Beverage....................    2.4        40,955,670
Telecommunications Services..........................    2.3        38,121,600
Insurance............................................    2.2        38,024,990
Aerospace/Defense....................................    2.2        37,188,648
Utilities............................................    2.1        36,135,611
U.S. Government Obligations..........................    2.1        34,764,903
Information Technology Services......................    1.8        29,964,600
Publishing...........................................    1.6        27,283,620
Basic Materials......................................    1.6        27,202,400
Insurance Brokers....................................    1.2        19,680,510
Restaurants..........................................    1.1        19,176,496
Oil & Gas............................................    1.1        18,956,333
Business Products....................................    1.0        16,260,186
Cash & Other Assets, Less Liabilities................    3.2        54,020,408
                                                       ------   --------------
Total Net Assets.....................................  100.0%   $1,686,874,055
                                                       ======   ==============


MERIDIAN FUND, INC.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees and expenses on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund's gross income, directly reduce the investment return of the portfolio. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.


                                              Beginning         Ending                   Expenses
                                            Account Value   Account Value    Expense   Paid During
                                               01/01/06        06/30/06     Ratio(1)    Period(2)
                                            -------------   -------------   --------   -----------


ACTUAL FUND RETURN
  (See explanation below)
Meridian Equity Income Fund...............    $1,000.00       $1,055.40       1.25%(4)    $6.36
Meridian Growth Fund......................    $1,000.00       $1,053.90       0.85%       $4.32
Meridian Value Fund.......................    $1,000.00       $1,043.60       1.09%       $5.55
HYPOTHETICAL 5% RETURN(3)
  (See explanation below)
Meridian Equity Income Fund...............    $1,000.00       $1,018.61       1.25%(4)    $6.24
Meridian Growth Fund......................    $1,000.00       $1,020.59       0.85%       $4.25
Meridian Value Fund.......................    $1,000.00       $1,019.37       1.09%       $5.48



(1)   Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)   Before expenses.

(4)   See note 2 to Financial Statements.

The table above illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's ACTUAL return, the third column shows the period's annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is NOT the Fund's actual return, the results do not apply to your investment. You can assess your Fund's costs by comparing this 5% Return hypothetical example with the 5% Return hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as short-term redemption and exchange fees or sales and service charges you may pay third party broker/dealers. Had these transactional costs been included, your costs would have been higher. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MERIDIAN EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                Shares               Value
                                           ---------------   --------------------


COMMON STOCK - 95.7%

  AGRICULTURE - 3.1%
     Delta & Pine Land Co. .............            26,600        $   782,040


  APPAREL - 2.8%
     VF Corp. ..........................            10,350            702,972


  AUTOMOBILE - 2.8%
     Autoliv, Inc. (Sweden).............            12,525            708,539


  BANKING - 4.8%
     Comerica, Inc. ....................            11,550            600,484
     Regions Financial Corp. ...........            18,800            622,656
                                                                  -----------
                                                                    1,223,140

  BASIC MATERIALS - 2.7%
     PPG Industries, Inc. ..............            10,425            688,050


  BROKERAGE & MONEY MANAGEMENT - 4.9%
     Mellon Financial Corp. ............            18,300            630,069
     Waddell & Reed Financial, Inc.
       Class A..........................            30,625            629,650
                                                                  -----------
                                                                    1,259,719

  BUSINESS PRODUCTS - 2.5%
     Diebold, Inc. .....................            15,725            638,750


  BUSINESS SERVICES - 5.4%
     ABM Industries, Inc. ..............            39,900            682,290
     R. R. Donnelley & Sons Co. ........            21,775            695,711
                                                                  -----------
                                                                    1,378,001

  CHEMICALS - 5.1%
     Lubrizol Corp. ....................            16,325            650,551
     RPM International, Inc. ...........            36,600            658,800
                                                                  -----------
                                                                    1,309,351

  CONSUMER PRODUCTS - 5.4%
     Newell Rubbermaid, Inc. ...........            25,750            665,123
     Reynolds American, Inc. ...........             6,125            706,212
                                                                  -----------
                                                                    1,371,335

  DIVERSIFIED OPERATIONS - 2.7%
     E.I. du Pont de Nemours & Co. .....            16,375            681,200


  ELECTRICAL EQUIPMENT - 5.3%
     Emerson Electric Co. ..............             8,400            704,004
     Hubbell, Inc. Class B..............            13,575            646,849
                                                                  -----------
                                                                    1,350,853

  FURNITURE & FIXTURES - 2.5%
     Leggett & Platt, Inc. .............            25,900            646,982


  HEALTHCARE PRODUCTS - 2.6%
     Hillenbrand Industries, Inc. ......            13,425            651,112


  INDUSTRIAL PRODUCTS - 5.3%
     Bemis Co. .........................            22,575            691,247
     Briggs & Stratton Corp. ...........            20,775            646,310
                                                                  -----------
                                                                    1,337,557

  INDUSTRIAL SERVICES - 5.3%
     Genuine Parts Co. .................            16,075            669,685
     Waste Management, Inc. ............            19,300            692,484
                                                                  -----------
                                                                    1,362,169

  INSURANCE - 5.2%
     Lincoln National Corp. ............            11,950            674,458
     Mercury General Corp. .............            11,750            662,347
                                                                  -----------
                                                                    1,336,805

    The accompanying notes are an integral part of the financial statements.

MERIDIAN EQUITY INCOME FUND

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Shares               Value
                                           ---------------   --------------------

COMMON STOCK (continued)


  INSURANCE BROKERS - 2.5%
     Willis Group Holdings, Ltd. (United
       Kingdom).........................            19,575        $   628,357


  OFFICE SUPPLIES - 2.6%
     Avery Dennison Corp. ..............            11,325            657,530


  OIL & GAS - 2.8%
     Chevron Corp. .....................            11,425            709,036


  PAPER/FOREST PRODUCTS - 5.3%
     Kimberly-Clark Corp. ..............            10,915            673,455
     Sonoco Products Co. ...............            21,475            679,684
                                                                  -----------
                                                                    1,353,139

  PHARMACEUTICALS - 2.9%
     Eli Lilly & Co. ...................            13,225            730,946


  RESTAURANTS - 2.7%
     IHOP Corp. ........................            14,400            692,352


  RETAIL - 2.7%
     Limited Brands, Inc. ..............            27,100            693,489


  TELECOMMUNICATIONS SERVICES - 5.8%
     Alltel Corp. ......................            10,375            662,236
     BellSouth Corp. ...................            22,400            810,880
                                                                  -----------
                                                                    1,473,116

  TOTAL INVESTMENTS - 95.7%
     (Identified cost $23,118,017)........................         24,366,540


CASH AND OTHER ASSETS, LESS LIABILITIES - 4.3%............          1,084,162
                                                                  -----------


NET ASSETS - 100.0%.......................................        $25,450,702
                                                                  ===========






    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                Shares               Value
                                           ---------------   --------------------


COMMON STOCK - 94.9%

  AEROSPACE/DEFENSE - 2.2%
     BE Aerospace, Inc.* ...............         1,658,400      $   37,911,024


  APPAREL - 0.9%
     Carter's, Inc.*....................           590,450          15,605,594


  BANKING - 3.9%
     SVB Financial Group*...............           777,400          35,340,604
     UCBH Holdings, Inc. ...............         1,851,816          30,629,037
                                                                --------------
                                                                    65,969,641

  BROKERAGE & MONEY MANAGEMENT - 4.9%
     Affiliated Managers Group, Inc.*...           483,545          42,015,225
     T. Rowe Price Group, Inc. .........         1,097,950          41,513,489
                                                                --------------
                                                                    83,528,714

  BUSINESS PRODUCTS - 2.4%
     Diebold, Inc. .....................           978,325          39,739,562


  BUSINESS SERVICES - 3.8%
     CSG Systems International, Inc.*...         1,410,630          34,898,986
     Mercury Interactive Corp.*.........           858,645          30,026,816
                                                                --------------
                                                                    64,925,802

  CELLULAR COMMUNICATIONS - 3.1%
     American Tower Corp. Class A*......         1,667,400          51,889,488


  CHEMICALS - 1.0%
     RPM International, Inc. ...........           928,210          16,707,780


  CONSTRUCTION - 2.6%
     Granite Construction, Inc. ........           957,785          43,358,927


  CONSUMER SERVICES - 3.6%
     Regis Corp. .......................           997,200          35,510,292
     Rollins, Inc. .....................         1,306,687          25,663,333
                                                                --------------
                                                                    61,173,625

  HEALTHCARE PRODUCTS - 8.3%
     C. R. Bard, Inc. ..................           577,275          42,291,167
     DENTSPLY International, Inc. ......           763,000          46,237,800
     Edwards Lifesciences Corp.*........           970,485          44,089,134
     Symmetry Medical, Inc.*............           438,500           6,752,900
                                                                --------------
                                                                   139,371,001

  HEALTHCARE SERVICES - 6.8%
     Cerner Corp.*......................           865,230          32,108,685
     DaVita, Inc.*......................           848,400          42,165,480
     Laboratory Corp. of America
       Holdings*........................           658,700          40,990,901
                                                                --------------
                                                                   115,265,066

  HOTELS & LODGING - 2.8%
     Las Vegas Sands Corp.*.............           605,000          47,105,300


  INDUSTRIAL PRODUCTS - 4.5%
     Airgas, Inc. ......................         1,103,575          41,108,169
     Dionex Corp.*......................           634,581          34,686,197
                                                                --------------
                                                                    75,794,366

  INDUSTRIAL SERVICES - 9.7%
     Allied Waste Industries, Inc.*.....         3,514,725          39,927,276
     EGL, Inc. *........................           810,278          40,675,956
     Republic Services, Inc. ...........           996,100          40,182,674
     United Rentals, Inc.*..............         1,347,300          43,086,654
                                                                --------------
                                                                   163,872,560

  INSURANCE - 2.7%
     Mercury General Corp. .............           811,476          45,742,902


    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Shares               Value
                                           ---------------   --------------------

COMMON STOCK (continued)


  INSURANCE BROKERS - 2.5%
     Willis Group Holdings, Ltd. (United
       Kingdom).........................         1,289,930      $   41,406,753


  LEISURE & AMUSEMENT - 2.5%
     Royal Caribbean Cruises, Ltd. .....         1,096,965          41,958,911


  REAL ESTATE - 2.5%
     Host Hotels & Resorts, Inc.(a).....         1,935,150          42,321,730


  RESTAURANTS - 3.0%
     CBRL Group, Inc. ..................           600,888          20,382,121
     Ruby Tuesday, Inc. ................         1,230,000          30,024,300
                                                                --------------
                                                                    50,406,421

  RETAIL - 10.5%
     Bed Bath & Beyond, Inc.*...........           948,300          31,455,111
     Claire's Stores, Inc. .............         1,062,740          27,110,497
     Foot Locker, Inc. .................         1,462,825          35,824,584
     PetSmart, Inc. ....................         1,281,000          32,793,600
     Ross Stores, Inc. .................         1,206,300          33,836,715
     Zale Corp.*........................           688,750          16,591,987
                                                                --------------
                                                                   177,612,494

  TECH-HARDWARE - 4.0%
     American Power Conversion Corp. ...         1,556,573          30,337,608
     Vishay Intertechnology, Inc.*......         2,398,250          37,724,472
                                                                --------------
                                                                    68,062,080

  TECH-SOFTWARE - 6.7%
     Advent Software, Inc.*.............         1,066,438          38,466,419
     Cognos, Inc.* (Canada).............           929,065          26,431,899
     FileNet Corp.*.....................           749,500          20,184,035
     Getty Images, Inc.*................           440,000          27,944,400
                                                                --------------
                                                                   113,026,753


  TOTAL COMMON STOCK - 94.9%
     (Identified cost $1,288,946,653).....................       1,602,756,494
                                                                --------------


U.S. GOVERNMENT OBLIGATIONS - 1.5%
     U.S. Treasury Bill @ 4.812%
     due 08/10/06
     (Face Value $15,000,000).............................          14,921,833
     U.S. Treasury Bill @ 4.864%
     due 09/07/06
     (Face Value $10,000,000).............................           9,912,750
                                                                --------------


TOTAL U.S. GOVERNMENT OBLIGATIONS
     (Identified cost $24,832,300)........................          24,834,583
                                                                --------------


  TOTAL INVESTMENTS - 96.4%
  (Identified cost $1,313,778,953)........................       1,627,591,077


CASH AND OTHER ASSETS, LESS LIABILITIES - 3.6%............          61,783,241
                                                                --------------


NET ASSETS - 100.0%.......................................      $1,689,374,318
                                                                ==============




  *   Non-income producing securities.

  (a) Real Estate Investment Trust (REIT)



    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                Shares               Value
                                           ---------------   --------------------


COMMON STOCK - 94.7%

  AEROSPACE/DEFENSE - 2.2%
     BE Aerospace, Inc.*................         1,626,800      $   37,188,648


  BANKING - 7.5%
     AMVESCAP PLC ADR (United Kingdom)..           674,000          12,462,260
     Federated Investors, Inc. Class B..           785,700          24,749,550
     Greater Bay Bancorp................           579,200          16,652,000
     JPMorgan Chase & Co. ..............         1,124,000          47,208,000
     Regions Financial Corp. ...........           767,000          25,403,040
                                                                --------------
                                                                   126,474,850

  BASIC MATERIALS - 1.6%
     Barrick Gold Corp. (Canada)........           919,000          27,202,400


  BUSINESS PRODUCTS - 1.0%
     Diebold, Inc. .....................           400,300          16,260,186


  CONSUMER PRODUCTS - 5.0%
     Newell Rubbermaid, Inc. ...........         2,012,100          51,972,543
     Pactiv Corp.*......................         1,318,992          32,645,052
                                                                --------------
                                                                    84,617,595

  CONSUMER PRODUCTS/FOOD & BEVERAGE - 2.4%
     Anheuser-Busch Cos., Inc. .........           525,000          23,934,750
     International Flavors & Fragrances,
       Inc. ............................           483,000          17,020,920
                                                                --------------
                                                                    40,955,670

  ENERGY - 5.7%
     El Paso Corp. .....................         1,274,300          19,114,500
     GlobalSanteFe Corp. ...............           508,900          29,388,975
     Hanover Compressor Co.*............         1,504,300          28,250,754
     Tidewater, Inc. ...................           394,500          19,409,400
                                                                --------------
                                                                    96,163,629

  HEALTHCARE PRODUCTS - 4.7%
     Baxter International, Inc. ........         1,431,600          52,625,616
     Beckman Coulter, Inc. .............           317,500          17,637,125
     Thoratec Corp.*....................           616,700           8,553,629
                                                                --------------
                                                                    78,816,370

  HEALTHCARE SERVICES - 2.7%
     AmerisourceBergen Corp. ...........         1,079,000          45,231,680


  INDUSTRIAL PRODUCTS - 5.8%
     Cabot Corp. .......................           284,500           9,820,940
     General Electric Co. ..............           491,400          16,196,544
     Manitowoc Co., Inc. (The)..........           944,600          42,034,700
     Sealed Air Corp. ..................           407,500          21,222,600
     Spartech Corp. ....................           417,000           9,424,200
                                                                --------------
                                                                    98,698,984

  INDUSTRIAL SERVICES - 6.5%
     Allied Waste Industries, Inc.*.....         3,788,500          43,037,360
     Sysco Corp. .......................           581,300          17,764,528
     Waste Management, Inc. ............         1,347,100          48,333,948
                                                                --------------
                                                                   109,135,836

  INFORMATION TECHNOLOGY SERVICES - 1.8%
     BearingPoint, Inc.*................         3,580,000          29,964,600


  INSURANCE - 2.2%
     Conseco, Inc.*.....................           597,900          13,811,490
     XL Capital, Ltd. (Bermuda).........           395,000          24,213,500
                                                                --------------
                                                                    38,024,990

  INSURANCE BROKERS - 1.2%
     Willis Group Holdings, Ltd. (United
       Kingdom).........................           613,100          19,680,510


    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Shares               Value
                                           ---------------   --------------------

COMMON STOCK (continued)


  MEDIA - 2.6%
     Time Warner, Inc. .................         2,195,500      $   37,982,150
     Valassis Communications, Inc.*.....           225,500           5,319,545
                                                                --------------
                                                                    43,301,695

  OIL & GAS - 1.1%
     Kinder Morgan Management, LLC.*....           440,640          18,956,333


  PHARMACEUTICALS - 4.0%
     Medimmune, Inc.*...................           735,200          19,923,920
     Schering-Plough Corp. .............         2,472,600          47,053,578
                                                                --------------
                                                                    66,977,498

  PUBLISHING - 1.6%
     Pearson PLC ADR (United Kingdom)...         1,998,800          27,283,620


  REAL ESTATE - 7.6%
     Apartment Investment & Management
       Co. Class A(a)...................           800,900          34,799,105
     Equity Residential(a)..............           862,300          38,570,679
     Healthcare Realty Trust, Inc.(a)...           534,100          17,011,085
     Host Hotels & Resorts, Inc.(a).....         1,720,200          37,620,774
                                                                --------------
                                                                   128,001,643
  RESTAURANTS - 1.1%
     Ruby Tuesday, Inc. ................           785,600          19,176,496


  RETAIL - 6.1%
     HOT Topic, Inc.*...................         1,217,300          14,011,123
     Jean Coutu Group, Inc. Class A
       (Canada).........................         1,512,300          15,850,497
     Ross Stores, Inc. .................         1,212,900          34,021,845
     Safeway, Inc. .....................         1,496,300          38,903,800
                                                                --------------
                                                                   102,787,265

  TECHNOLOGY - 10.9%
     Analog Devices, Inc. ..............         1,055,000          33,907,700
     Entegris, Inc.*....................         2,435,400          23,209,362
     Intersil Corp. Class A.............           769,300          17,886,225
     Symbol Technologies, Inc. .........         2,854,800          30,803,292
     Tektronix, Inc. ...................           730,000          21,476,600
     Western Digital Corp.*.............         1,517,400          30,059,694
     Xilinx, Inc. ......................         1,198,000          27,134,700
                                                                --------------
                                                                   184,477,573

  TELECOMMUNICATIONS EQUIPMENT - 5.0%
     Nokia Oyj ADR (Finland)............         2,155,200          43,664,352
     Powerwave Technologies, Inc.*......         2,256,200          20,576,544
     Tellabs, Inc.*.....................         1,518,600          20,212,566
                                                                --------------
                                                                    84,453,462

  TELECOMMUNICATIONS SERVICES - 2.3%
     DIRECTV Group, Inc. (The)*.........         2,310,400          38,121,600


  UTILITIES - 2.1%
     Hawaiian Electric Industries,
       Inc. ............................           703,275          19,628,405
     TECO Energy, Inc. .................         1,104,900          16,507,206
                                                                --------------
                                                                    36,135,611

  TOTAL COMMON STOCK - 94.7%
     (Identified cost $1,428,802,460).....................       1,598,088,744
                                                                --------------


    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                     Value
                                                             --------------------


  U.S. GOVERNMENT OBLIGATIONS - 2.1%
     U.S. Treasury Bill @ 4.812%
     due 08/10/06
     (Face Value $20,000,000).............................      $   19,895,778
     U.S. Treasury Bill @ 4.864%
     due 09/07/06
     (Face Value $15,000,000).............................          14,869,125
                                                                --------------

  TOTAL U.S. GOVERNMENT OBLIGATIONS
     (Identified cost $34,761,478)........................          34,764,903
                                                                --------------


  TOTAL INVESTMENTS - 96.8%
  (Identified cost $1,463,563,938)........................       1,632,853,647


CASH AND OTHER ASSETS, LESS LIABILITIES - 3.2%............          54,020,408
                                                                --------------


NET ASSETS - 100.0%.......................................      $1,686,874,055
                                                                ==============




*    Non-income producing securities.

(a) Real Estate Investment Trust (REIT)

ADR - American Depository Receipt



    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                Equity
                                             Income Fund     Growth Fund      Value Fund
                                             -----------   --------------   --------------


ASSETS

  Investments (Cost $23,118,017,
     $1,313,778,953 and $1,463,563,938,
     respectively)........................   $24,366,540   $1,627,591,077   $1,632,853,647
  Cash....................................     1,078,196       60,298,210       53,018,665
  Receivable for:
     Capital shares purchased.............         2,310          664,352          483,647
     Dividends............................        42,190        1,134,719        1,251,963
     Interest.............................         4,114          191,548          154,520
     Securities sold......................            --        5,074,679       10,816,529
  Prepaid expenses........................            43            6,276            8,204
                                             -----------   --------------   --------------
     TOTAL ASSETS.........................   $25,493,393   $1,694,960,861   $1,698,587,175
                                             -----------   --------------   --------------

LIABILITIES

  Payable for:
     Capital shares sold..................            --          667,300        1,072,044
     Securities purchased.................            --        3,652,042        8,913,191
  Accrued expenses:
     Investment advisory fees.............         9,978        1,036,341        1,393,870
     Other payables and accrued expenses..        32,713          230,860          334,015
                                             -----------   --------------   --------------

     TOTAL LIABILITIES....................        42,691        5,586,543       11,713,120
                                             -----------   --------------   --------------

NET ASSETS................................   $25,450,702   $1,689,374,318   $1,686,874,055
                                             ===========   ==============   ==============

Capital shares issued and outstanding, par
  value $0.01 (500,000,000, 500,000,000
  and 500,000,000 shares authorized,
  respectively)...........................     2,303,908       43,832,006       46,673,089
                                             ===========   ==============   ==============

Net asset value per share (offering and
  redemption price).......................   $     11.05   $        38.54   $        36.14
                                             ===========   ==============   ==============
Net Assets consist of:
  Paid in capital.........................   $24,056,576   $1,312,857,781   $1,367,174,248
  Accumulated net realized gain (loss)....       (67,437)      62,704,413      150,410,098
  Net unrealized appreciation on
     investments..........................     1,248,523      313,812,124      169,289,709
  Accumulated undistributed net investment
     income...............................       213,040               --               --
                                             -----------   --------------   --------------
                                             $25,450,702   $1,689,374,318   $1,686,874,055
                                             ===========   ==============   ==============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                   Equity
                                                Income Fund    Growth Fund    Value Fund
                                                -----------   ------------   ------------


INVESTMENT INCOME

  Dividends (net of foreign taxes withheld of
     $0, $0 and $316,459, respectively)......    $  496,817   $ 10,589,657   $ 27,103,400
  Interest...................................        36,247      3,121,948      3,903,706
  Other income...............................            --          8,094        448,728
                                                 ----------   ------------   ------------

       Total investment income...............       533,064     13,719,699     31,455,834
                                                 ----------   ------------   ------------

EXPENSES

  Investment advisory fees...................       167,080     12,712,196     19,930,825
  Transfer agent fees........................        30,725        561,888        635,257
  Reports to shareholders....................            --        251,369        337,267
  Custodian fees.............................        10,421        371,368        428,133
  Pricing fees...............................        27,934        203,051        246,069
  Professional fees..........................        33,681         44,642         57,417
  Registration and filing fees...............        20,732         34,103         26,983
  Miscellaneous expenses.....................           904         23,883         33,430
  Directors' fees and expenses...............           853         19,710         30,295
                                                 ----------   ------------   ------------

       Total expenses........................       292,330     14,222,210     21,725,676
  Expenses waived and reimbursed by Advisor
     (Note 2)................................       (74,072)            --             --
                                                 ----------   ------------   ------------

       Net expenses..........................       218,258     14,222,210     21,725,676
                                                 ----------   ------------   ------------
  Net investment income (loss)...............       314,806       (502,511)     9,730,158
                                                 ----------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS

  Net realized gain on investments...........         1,824     69,915,840    173,580,142
  Net change in unrealized appreciation
     (depreciation) on investments...........     1,235,646     86,155,525    (37,832,024)
                                                 ----------   ------------   ------------

  Net gain on investments....................     1,237,470    156,071,365    135,748,118
                                                 ----------   ------------   ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................    $1,552,276   $155,568,854   $145,478,276
                                                 ==========   ============   ============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                         Equity Income Fund                   Growth Fund
                                   ------------------------------   -------------------------------
                                                    Period from
                                                 January 31, 2005
                                    Year Ended        through         Year Ended       Year Ended
                                     June 30,        June 30,          June 30,         June 30,
                                       2006            2005              2006             2005
                                   -----------   ----------------   --------------   --------------


OPERATIONS

Net investment income (loss)....   $   314,806      $   50,803      $     (502,511)  $   (3,142,905)
Net realized gain (loss) on
  investments...................         1,824         (56,815)         69,915,840       28,329,375
Net increase in unrealized
  appreciation of investments...     1,235,646          12,877          86,155,525       18,946,511
                                   -----------      ----------      --------------   --------------

  Net increase in net assets
     from operations............     1,552,276           6,865         155,568,854       44,132,981
                                   -----------      ----------      --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary
  income........................      (152,533)             --                  --               --
Distributions from net realized
  capital gains.................       (12,482)             --         (35,405,369)     (23,729,781)
                                   -----------      ----------      --------------   --------------

  Net distributions.............      (165,015)             --         (35,405,369)     (23,729,781)
                                   -----------      ----------      --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares...    16,180,179       8,419,848         353,645,898      687,734,375
Reinvestment of distributions...       137,665              --          29,835,577       20,093,262
Less: redemptions of shares.....      (666,247)        (14,869)       (507,834,420)    (307,969,106)
                                   -----------      ----------      --------------   --------------
  Increase (decrease) resulting
     from capital share
     transactions...............    15,651,597       8,404,979        (124,352,945)     399,858,531
                                   -----------      ----------      --------------   --------------

Total increase (decrease) in net
  assets........................    17,038,858       8,411,844          (4,189,460)     420,261,731
                                   -----------      ----------      --------------   --------------

NET ASSETS

Beginning of year...............     8,411,844              --       1,693,563,778    1,273,302,047
                                   -----------      ----------      --------------   --------------

End of year.....................   $25,450,702      $8,411,844      $1,689,374,318   $1,693,563,778
                                   ===========      ==========      ==============   ==============
Undistributed Net Investment
  Income included in net assets
  at end of year................   $   213,040      $   50,803      $           --   $           --
                                   ===========      ==========      ==============   ==============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                 Value Fund
                                                      -------------------------------
                                                        Year Ended       Year Ended
                                                       June 30, 2006    June 30, 2005
                                                      --------------   --------------


OPERATIONS

Net investment income..............................   $    9,730,158   $   10,705,840
Net realized gain on investments...................      173,580,142      246,645,725
Net decrease in unrealized appreciation of
  investments......................................      (37,832,024)     (78,508,153)
                                                      --------------   --------------

  Net increase in net assets from operations.......      145,478,276      178,843,412
                                                      --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income.................      (16,078,058)     (15,996,704)
Distributions from net realized capital gains......     (216,870,523)    (288,644,525)
                                                      --------------   --------------

  Net distributions................................     (232,948,581)    (304,641,229)
                                                      --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares......................      200,186,023      510,656,976
Reinvestment of distributions......................      195,949,460      255,316,413
Less: redemptions of shares........................     (893,269,040)    (595,287,416)
                                                      --------------   --------------
  Increase (decrease) resulting from capital share
     transactions..................................     (497,133,557)     170,685,973
                                                      --------------   --------------

Total increase (decrease) in net assets............     (584,603,862)      44,888,156
                                                      --------------   --------------

NET ASSETS

Beginning of year..................................    2,271,477,917    2,226,589,761
                                                      --------------   --------------

End of year........................................   $1,686,874,055   $2,271,477,917
                                                      ==============   ==============

Undistributed Net Investment Income
  included in net assets at end of year............   $           --   $           --
                                                      ==============   ==============





    The accompanying notes are an integral part of the financial statements.

MERIDIAN EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                           FOR THE FISCAL
                                                                             PERIOD FROM
                                                             FOR THE      JANUARY 31, 2005
                                                            YEAR ENDED         THROUGH
                                                          JUNE 30, 2006    JUNE 30, 2005+
                                                          -------------   ----------------


Net Asset Value - Beginning of Period..................          $10.10             $10.00
                                                            -----------        -----------

Income from Investment Operations
---------------------------------

Net Investment Income*.................................            0.15               0.06
Net Gains on Investments (both realized and
  unrealized)..........................................            0.93               0.04
                                                            -----------        -----------

Total From Investment Operations.......................            1.08               0.10
                                                            -----------        -----------

Less Distributions
------------------

Distributions from Net Investment Income...............           (0.12)              0.00
Distributions from Net Realized Capital Gains..........           (0.01)              0.00
                                                            -----------        -----------

Total Distributions....................................           (0.13)              0.00
                                                            -----------        -----------

Net Asset Value - End of Period........................          $11.05             $10.10
                                                            ===========        ===========
Total Return...........................................          10.75%              1.00%(1)
                                                            ===========        ===========

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's)......................         $25,451             $8,412
Ratio of Expenses to Average Net Assets
  Before expense reimbursement.........................           1.67%              3.96%**
  After expense reimbursement(2).......................           1.25%              1.25%**
Ratio of Net Investment Income (Loss) to Average Net
  Assets
  Before expense reimbursement.........................           1.38%             (0.60%)**
  After expense reimbursement..........................           1.80%              2.11%**

Portfolio Turnover Rate................................             60%                25%



* Net Investment Income per share has been computed before adjustments for book/tax differences.

**    Annualized for periods of less than one year.

+     The Fund commenced investment operations on January 31, 2005.

(1)   Not Annualized.

(2)   See note 2 to Financial Statements.


    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              For the fiscal year ended June 30,
                           --------------------------------------------------------------------------------------------------------
                              2006        2005        2004       2003      2002      2001      2000      1999      1998      1997
                           ----------  ----------  ----------  --------  --------  --------  --------  --------  --------  --------


Net Asset Value -
  Beginning of Year......      $35.77      $35.38      $27.24    $28.10    $31.30    $29.45    $26.28    $33.26    $33.20    $32.21
                           ----------  ----------  ----------  --------  --------  --------  --------  --------  --------  --------

Income from Investment Operations
---------------------------------

Net Investment Income
  (Loss)*................       (0.01)      (0.07)      (0.04)    (0.08)    (0.12)     2.26      0.11      0.16      0.27      0.40
Net Gains (Losses) on
  Investments
  (both realized and
  unrealized)............        3.58        1.02        9.10     (0.11)    (0.24)     3.89      4.99     (0.50)     4.92      3.71
                           ----------  ----------  ----------  --------  --------  --------  --------  --------  --------  --------

Total From Investment
  Operations.............        3.57        0.95        9.06     (0.19)    (0.36)     6.15      5.10     (0.34)     5.19      4.11
                           ----------  ----------  ----------  --------  --------  --------  --------  --------  --------  --------

Less Distributions
------------------

Distributions from Net
  Investment Income......        0.00        0.00        0.00     (0.06)     0.00     (2.44)    (0.15)    (0.14)    (0.32)    (0.36)
Distributions from Net
  Realized Capital
  Gains..................       (0.80)      (0.56)      (0.92)    (0.61)    (2.84)    (1.86)    (1.78)    (6.50)    (4.81)    (2.76)
                           ----------  ----------  ----------  --------  --------  --------  --------  --------  --------  --------

Total Distributions......       (0.80)      (0.56)      (0.92)    (0.67)    (2.84)    (4.30)    (1.93)    (6.64)    (5.13)    (3.12)
                           ----------  ----------  ----------  --------  --------  --------  --------  --------  --------  --------

Net Asset Value - End of
  Year...................      $38.54      $35.77      $35.38    $27.24    $28.10    $31.30    $29.45    $26.28    $33.26    $33.20
                           ==========  ==========  ==========  ========  ========  ========  ========  ========  ========  ========

Total Return.............      10.08%       2.65%      33.65%    (0.20%)    0.42%    23.34%    21.45%     3.05%    16.92%    13.92%
                           ==========  ==========  ==========  ========  ========  ========  ========  ========  ========  ========

Ratios/Supplemental Data
------------------------

Net Assets, End of Year
  (000's)................  $1,689,374  $1,693,564  $1,273,302  $448,393  $310,659  $182,117  $140,990  $185,683  $296,803  $353,029

Ratio of Expenses to
  Average Net Assets.....       0.85%       0.86%       0.88%     0.95%     1.02%     1.04%     1.09%     1.01%     0.95%     0.96%

Ratio of Net Investment
  Income (Loss) to
  Average Net Assets.....      (0.03%)     (0.21%)     (0.21%)   (0.47%)   (0.62%)   (0.26%)    0.31%     0.49%     0.76%     1.23%

Portfolio Turnover Rate..         29%         32%         19%       27%       26%       43%       28%       51%       38%       37%



* Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.


    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FOR THE FISCAL YEAR ENDED JUNE 30,
                           -------------------------------------------------------------------------------------------------------
                              2006        2005        2004        2003        2002       2001      2000     1999     1998    1997
                           ----------  ----------  ----------  ----------  ----------  --------  -------  -------  -------  ------


Net Asset Value -
  Beginning of Year......      $38.11      $40.35      $31.65      $30.34      $30.98    $25.88   $22.29   $19.30   $17.40  $15.32
                           ----------  ----------  ----------  ----------  ----------  --------  -------  -------  -------  ------

Income from Investment Operations
---------------------------------

Net Investment Income
  (Loss)**...............        0.18        0.19        0.00       (0.03)      (0.05)     1.12     0.05    (0.10)   (0.19)  (0.26)
Net Gains (Losses) on
  Investments (both
  realized and
  unrealized)............        2.45        2.96        8.70        1.34       (0.51)     5.75     5.91     3.56     4.32    3.20
                           ----------  ----------  ----------  ----------  ----------  --------  -------  -------  -------  ------

Total From Investment
  Operations.............        2.63        3.15        8.70        1.31       (0.56)     6.87     5.96     3.46     4.13    2.94
                           ----------  ----------  ----------  ----------  ----------  --------  -------  -------  -------  ------

Less Distributions
------------------

Distributions from Net
  Investment Income......       (0.32)      (0.28)       0.00        0.00       (0.04)    (1.09)    0.00     0.00     0.00    0.00
Distributions from Net
  Realized Capital
  Gains..................       (4.28)      (5.11)       0.00        0.00       (0.04)    (0.68)   (2.37)   (0.47)   (2.23)  (0.86)
                           ----------  ----------  ----------  ----------  ----------  --------  -------  -------  -------  ------

Total Distributions......       (4.60)      (5.39)       0.00        0.00       (0.08)    (1.77)   (2.37)   (0.47)   (2.23)  (0.86)
                           ----------  ----------  ----------  ----------  ----------  --------  -------  -------  -------  ------

Net Asset Value - End of
  Year...................      $36.14      $38.11      $40.35      $31.65      $30.34    $30.98   $25.88   $22.29   $19.30  $17.40
                           ==========  ==========  ==========  ==========  ==========  ========  =======  =======  =======  ======

Total Return.............       7.35%       8.00%      27.49%       4.32%      (1.78%)   27.95%   29.63%   18.92%   26.05%  20.55%+
                           ==========  ==========  ==========  ==========  ==========  ========  =======  =======  =======  ======

Ratios/Supplemental Data
------------------------

Net Assets, End of Year
  (000's)................  $1,686,874  $2,271,478  $2,226,590  $1,456,552  $1,297,207  $768,559  $87,930  $24,912  $12,196  $7,340
Ratio of Expenses to
  Average Net Assets.....       1.09%       1.08%       1.09%       1.11%       1.12%     1.10%    1.41%    1.63%    2.16%   2.51%*

Ratio of Net Investment
  Income (Loss) to
  Average Net Assets.....       0.49%       0.48%       0.01%      (0.12%)     (0.22%)    0.60%    0.39%   (0.65%)  (1.35%) (1.96%)*

Portfolio Turnover Rate..         58%         59%         81%         60%         54%       76%      86%     124%     133%    144%



+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 2, the Adviser may reduce a portion of its fee and absorb certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80% and the ratio of net investment income to average net assets would have been a loss of 2.25% for the period ended June 30, 1997.

** Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.


    The accompanying notes are an integral part of the financial statements.

MERIDIAN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund, Inc., (the "Meridian Funds"), is comprised of the Meridian Equity Income Fund (the "Equity Income Fund"), the Meridian Growth Fund (the "Growth Fund") and the Meridian Value Fund (the "Value Fund"). The Equity Income Fund, the Growth Fund and the Value Fund (each a "Fund" and collectively, the "Funds") are registered under the Investment Company Act of 1940, as no-load, diversified, open-end management investment companies. The Equity Income Fund began operations and was registered on January 31, 2005. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

     The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

     The primary investment objective of the Growth Fund is to seek long-term growth of capital. Originally named Meridian Fund, the name was changed effective April 20, 2001 to Meridian Growth Fund, to more closely reflect the investment style. There was no change in how the Fund is managed.

     The primary investment objective of the Value Fund is to seek long-term growth of capital.

     The following is a summary of significant accounting policies for all of the Funds:

     a. INVESTMENT VALUATIONS: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Funds' Board of Directors. Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are amortized to maturity based on their cost.

     b. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.

     c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

     d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     e. EXPENSES: Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to the Funds are generally allocated to each Fund in proportion to their relative net assets.

     f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates.

     g. DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

         Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

     h. GUARANTEES AND INDEMNIFICATION: Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. RELATED PARTIES: The Funds have entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2006 were as follows:



Equity Income Fund...................   40.41%
Growth Fund..........................    1.00%
Value Fund...........................    0.88%


     The Investment Adviser receives from the Equity Income Fund, as compensation for its services, an annual fee of 1% of the first $10,000,000 of the Equity Income Fund's net assets, 0.90% of the next $20,000,000 of the Equity Income Fund's net assets, 0.80% of the next $20,000,000 of the Equity Income Fund's net

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     assets and 0.70% of the Equity Income Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets.

     The Investment Adviser receives from the Growth Fund, as compensation for its services, an annual fee of 1% of the first $50,000,000 of the Growth Fund's net assets and 0.75% of the Growth Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets.

     The Investment Adviser receives from the Value Fund, as compensation for its services, an annual fee of 1% of the Value Fund's net assets. The fee is paid monthly and calculated based on that month's daily average net assets.

     The Investment Adviser has contractually agreed to waive its fee and reimburse expenses, at least until November 1, 2006, to the extent that total annual operating expenses for the Equity Income Fund exceeds 1.25%. The Investment Adviser has voluntarily agreed to limit the operating expenses of the Growth and Value Funds to 2.50%. With respect to these limits, the Investment Adviser reimbursed the Equity Income Fund $74,072, but did not reimburse the Growth and Value Funds, during the year ended June 30, 2006. Subject to the approval of the Board of Directors of the Fund, the Fund will repay the Investment Adviser the amount of its reimbursement for the Equity Income Fund for up to three years following the reimbursement to the extent the Equity Income Fund's expenses drop below 1.25%, after giving effect to repayment by the Fund. Either the Fund or the Investment Adviser can modify or terminate this arrangement at any time.

3. CAPITAL SHARES TRANSACTIONS: Transactions in capital shares for the year ended June 30, 2006 and the year ended June 30, 2005 were as follows:


                                                            Equity Income Fund
                                                       ---------------------------
                                                         June 30,        June 30,
                                                           2006            2005
                                                       ------------    -----------



Shares sold.........................................      1,518,742        834,727
Shares reinvested on reinvestment of distributions..         12,963             --
                                                       ------------    -----------
                                                          1,531,705        834,727
Shares redeemed.....................................        (61,043)        (1,481)
                                                       ------------    -----------
Net increase........................................      1,470,662        833,246
                                                       ------------    -----------


MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                               Growth Fund
                                                       ---------------------------
                                                         June 30,        June 30,
                                                           2006            2005
                                                       ------------    -----------



Shares sold.........................................      9,349,992     19,610,076
Shares reinvested on reinvestment of distributions..        805,510        548,115
                                                       ------------    -----------
                                                         10,155,502     20,158,191
Shares redeemed.....................................    (13,664,615)    (8,805,258)
                                                       ------------    -----------
Net increase (decrease).............................     (3,509,113)    11,352,933
                                                       ------------    -----------





                                                               Value Fund
                                                       --------------------------
                                                         June 30,       June 30,
                                                           2006           2005
                                                       -----------    -----------


Shares sold.........................................     5,344,976     13,372,342
Shares reinvested on reinvestment of distributions..     5,630,731      6,795,760
                                                       -----------    -----------
                                                        10,975,707     20,168,102
Shares redeemed.....................................   (23,900,160)   (15,746,779)
                                                       -----------    -----------
Net increase (decrease).............................   (12,924,453)     4,421,323
                                                       -----------    -----------



4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and Officers of the Funds who are Directors and/or Officers of the Investment Adviser receive no compensation from the Funds. Directors of the Funds who are not interested persons, as defined in the Investment Company Act of 1940, receive compensation in the amount of $3,000 per annum and a $2,000 purchase of Equity Income Fund, Growth Fund or Value Fund shares, plus expenses and a $1,000 purchase in one of the Funds for each additional Board of Directors meeting attended other than the annual meeting.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2006, were as follows:


                                                     Purchases      Proceeds from Sales
                                                  --------------    -------------------


Equity Income Fund.............................   $   25,121,008       $    9,962,422
Growth Fund....................................      461,953,203          618,338,154
Value Fund.....................................    1,096,986,935        1,779,634,589

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. DISTRIBUTION INFORMATION: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles accepted in the United States. The tax character of distributions made during the fiscal years ended June 30, 2006 and June 30, 2005 were as follows:

                           2006 TAXABLE DISTRIBUTIONS


                                                                 Net
                                                              Long-Term          Total
Fund                                     Ordinary Income    Capital Gains    Distributions
----                                     ---------------    -------------    -------------


Equity Income Fund....................     $   165,015       $         --     $    165,015
Growth Fund...........................              --         35,405,369       35,405,369
Value Fund............................      26,262,428        206,686,153      232,948,581


                           2005 TAXABLE DISTRIBUTIONS


                                                                 Net
                                                              Long-Term          Total
Fund                                     Ordinary Income    Capital Gains    Distributions
----                                     ---------------    -------------    -------------



Equity Income Fund....................     $         --     $          --    $          --
Growth Fund...........................       10,056,382        13,674,732       23,731,114
Value Fund............................       15,996,704       288,644,525      304,641,229


7. FEDERAL INCOME TAXES: Permanent differences, incurred during the year ended June 30, 2006, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:


                                                            Increase/(Decrease)     Increase/(Decrease)
                                     Increase/(Decrease)     Undistributed Net     Accumulated Realized
                                       Paid-In Capital       Investment Income          Gain/(Loss)
                                     -------------------    -------------------    --------------------


Equity Income Fund................        $      --              $      (36)            $        36
Growth Fund.......................         (502,511)                502,511                      --
Value Fund........................               --               6,347,900              (6,347,900)


     The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes at June 30, 2006 is as follows:


                                               Aggregate Gross    Aggregate Gross
                                                  Unrealized         Unrealized      Net Unrealized
                             Aggregate Cost      Appreciation       Depreciation      Appreciation
                             --------------    ---------------    ---------------    --------------


Equity Income Fund........   $   23,178,785      $  1,649,088       $   (461,332)     $  1,187,756
Growth Fund...............    1,313,789,903       345,132,325        (31,331,151)      313,801,174
Value Fund................    1,464,460,023       204,767,944        (36,374,320)      168,393,624

MERIDIAN FUND, INC.

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) ON A TAX BASIS


                                        Equity Income Fund     Growth Fund     Value Fund
                                        ------------------    ------------    ------------


Undistributed ordinary income........       $  213,040        $         --    $         --
Undistributed long-term capital
  gains..............................               --          62,715,363     151,306,183
Post October losses deferred.........           (6,670)                 --              --
Unrealized appreciation..............        1,187,756         313,801,174     168,393,624
                                            ----------        ------------    ------------
  Total Accumulated Earnings.........       $1,394,126        $376,516,537    $319,699,807
                                            ==========        ============    ============



     Post-October losses represent losses realized on investment transactions from November 1, 2005 through June 30, 2006 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Meridian Equity Income Fund(R), Meridian Growth Fund(R) and Meridian Value Fund(R) (constituting Meridian Fund, Inc., hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 14, 2006

MERIDIAN FUND, INC.

ADDITIONAL INFORMATION

FOR THE YEAR ENDED JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. PROXY VOTING RECORD AND PROXY VOTING POLICIES AND PROCEDURES: A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities along with information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2006 is available (i) without charge, upon request, by calling (800) 446-6662; (ii) on our website at http://www.meridianfund.com; and (iii) on the Securities and Exchange Commission ("SEC") website at http://www.sec.gov.

2. INFORMATION ON FORM N-Q: The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Directors of the Funds unanimously approved the continuance of the Investment Advisory Agreements between the Meridian Growth Fund, the Meridian Value Fund and the Meridian Equity Income Fund and the Adviser at a meeting held on October 5, 2005.

In preparation for the meetings, the Directors received and evaluated information supplied by the Adviser in response to a letter prepared by counsel, at the Board of Director's request, which identified items that should be reviewed in order for the Directors to gain reasonable assurance that they have sufficiently considered all relevant and required information related to approval of the Advisory Agreements. The Directors examined and considered, among other items, performance and expense information of other investment companies with similar objectives, derived from data compiled by an independent third-party provider. The Independent Directors of the Funds also met in a private session at which no representatives of the Adviser were present prior to voting to approve the Advisory Agreements with respect to each of the Funds. In reaching their conclusions, the Directors considered factors they believed materially related to the selection of the Adviser, the approval of the fee structures and any other amounts paid under the Advisory Agreements. The Directors based their decisions on the evaluation of all factors taken as a whole and did not consider any one factor as all-important or controlling. Some of the factors considered are discussed in more detail below.

The Directors considered the nature, extent and quality of the investment research and portfolio management functions of the Adviser and the resources the Adviser has dedicated to performing services for the Funds. The Directors also considered the respective investment strategies of the Funds and noted favorably the Adviser's demonstrated ability, over time, to achieve a highly competitive rate of return for long-term investors. The quality of other services, including the Adviser's assistance in the coordination of the activities of the Funds relating to other service providers, fund administration and compliance programs also was considered. The Directors considered the consistency of the Funds' service quality when forming a basis for their confidence in the Adviser's integrity and competence, in light of their on-going experience as Directors of the Funds. The Directors concluded that, in all material respects, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements.

At their meetings, the Directors reviewed the current and long-term performance of the Funds. The Directors noted that both the Meridian Growth Fund and the Meridian Value Fund had recently been recognized by independent rating agencies as being among the top performing funds in their categories over a ten and five year period, respectively. In addition to the information reviewed by the Directors during the meetings, the Directors receive detailed monthly performance reports for the Funds throughout the year. These reports present the Funds' performance in comparison to both broad market and peer group indices. Based upon their review, the Directors concluded that the Adviser's management of the Funds' investment portfolios has resulted in consistently competitive performance overall and, in particular, returns for long-term investors that are well above average.

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Directors considered the direct and indirect costs incurred by the Adviser in providing investment management services for the Funds. In light of the changes in assets under management for each Fund during relevant time periods, the Directors concluded that economies of scale currently being realized do not necessarily warrant the implementation of additional breakpoints for any of the Funds. While intending to monitor future growth in Fund assets, and to the extent that economies of scale are realized, the Directors believe that current advisory fee levels reflect an equitable sharing of benefits with shareholders. The Directors concluded that profits being realized by the Adviser from its relationship with the Funds are reasonable and appropriate, based on the business judgment of the Directors, with consideration duly given to, among other things, the nature and quality of services provided, the outstanding long-term performance of the Funds, investment industry practices and comparable funds' average fee expense, determined using independent third party data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital and management structure.

The Directors additionally considered certain benefits the Adviser realizes due to its relationship with the Funds. In particular, the Adviser has arrangements under which certain brokers may provide industry research to the Adviser's portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser's trading activities on behalf of the Funds. The Directors acknowledge that the Funds' shareholders benefit as well from these research products paid for through broker commissions and soft dollar arrangements.

INFORMATION ABOUT THE DIRECTORS AND

OFFICERS OF MERIDIAN FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The individuals listed below serve as Directors or Officers of Meridian Fund, Inc. (the "Meridian Funds"). Each Director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Meridian Funds is elected annually by the Board of Directors. The address of all Officers and Directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds' Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian Funds at 1-800-446-6662.

INTERESTED DIRECTORS *

--------------------------------------------------------------------------------

Richard F. Aster, Jr. (66)

Positions(s) Held with Meridian Funds: President, Chairman of the Board, Portfolio Manager
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael Stolper (61)

Positions(s) Held with Meridian Funds: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Investment Adviser and Broker/Dealer, Stolper & Company, Inc.
Number of Portfolios Overseen: 3
Other Directorships: Kane Miller Publishing, Window Pane Funds

--------------------------------------------------------------------------------
* Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

INFORMATION ABOUT THE DIRECTORS AND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

--------------------------------------------------------------------------------

Ralph Cechettini (66)

Positions(s) Held with Meridian Funds: Director
Length of Service (Beginning Date): October 6, 2004
Principal Occupation(s) During Past 5 Years: Owner and Portfolio Manager, CIM Portfolio Advisers; Managing Partner, Pivotal Asset Management, LLC
Number of Portfolios Overseen: 3
Other Directorships: Guide Dogs for the Blind, Inc.

Michael S. Erickson (54)

Positions(s) Held with Meridian Funds: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: AeroAstro, Decimal, Inc., The Marin School

James Bernard Glavin (71)

Positions(s) Held with Meridian Funds: Vice Chairman of the Board
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, The Immune Response Corp.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Herbert Charles Kay (69)

Positions(s) Held with Meridian Funds: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: N/A

--------------------------------------------------------------------------------

OFFICERS

--------------------------------------------------------------------------------

Gregg B. Keeling, CPA (51)

Positions(s) Held with Meridian Funds: Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer
Length of Service: (Beginning Date) April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc., Vice President of Operations and Chief Compliance Officer

MANAGEMENT'S DISCUSSION OF MERIDIAN EQUITY INCOME FUND

PERFORMANCE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2006, the Meridian Equity Income Fund gained 10.75% compared to a gain of 8.62% for the S&P 500 with reinvested dividends, a gain of 14.58% for the Russell 2000, and a gain of 5.60% for the NASDAQ. The positive performance reflected the strength of our holdings in the consumer products, electrical equipment, industrial services, paper/forest products, retail and telecommunications services sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset, primarily by weakness in our holdings in the banking, business services, chemicals, and insurance sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. Not being weighted in the best performing sectors during the period materially affected the Fund's performance. The Fund emphasizes investments in companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future.

  VALUE OF $10,000 INVESTED IN THE MERIDIAN EQUITY INCOME FUND AND THE S&P 500





[PERFORMANCE LINE GRAPH]

                                MERIDIAN EQUITY INCOME FUND                S&P 500
                                ---------------------------                -------


1/31/05*                                   10000                            10000
3/31/05                                    10090                            10029
6/30/05                                    10100                            10166
9/30/05                                    10360                            10533
12/31/05                                   10599                            10755
3/31/06                                    11358                            10208
6/30/06                                    11186                            11046



                           Meridian Equity Income Fund
                           Average Annual Total Return




One Year                         10.75%


Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

* Inception date.

MANAGEMENT'S DISCUSSION OF MERIDIAN GROWTH FUND

PERFORMANCE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2006, the Meridian Growth Fund gained 10.08% compared to a gain of 8.62% for the S&P 500 with reinvested dividends, a gain of 14.58% for the Russell 2000, and a gain of 5.60% for the NASDAQ. The positive performance reflected the strength of our holdings in the brokerage and money management, business services and industrial products and services sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset, primarily by weakness in our holdings in the banking, consumer services, healthcare services, restaurants, retail and telecommunication equipment sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. Not being weighted in the best performing sectors during the period materially affected the Fund's performance. Additionally, as the Fund's investments include companies that are relatively small in terms of total assets, revenues and earnings, the Fund's performance is influenced by the broad stock market fluctuations of the small and mid-cap company sectors.

   VALUE OF $10,000 INVESTED IN THE MERIDIAN GROWTH FUND, THE S&P 500 AND THE
                                  RUSSELL 2000





[PERFORMANCE LINE GRAPH]

                                                 MERIDIAN GROWTH FUND        S&P 500        RUSSELL 2000
                                                 --------------------        -------        ------------


06/30/96                                                 10000                10000             10000
06/30/97                                                 11392                13470             11633
06/30/98                                                 13320                17530             13554
06/30/99                                                 13726                21520             13757
06/30/00                                                 16670                23080             15727
06/30/01                                                 20561                19659             15817
06/30/02                                                 20647                16125             14456
06/30/03                                                 20606                16165             14219
06/30/04                                                 27540                19254             18964
06/30/05                                                 28269                20471             20756
06/30/06                                                 31119                22236             23782



                              Meridian Growth Fund
                           Average Annual Total Return




One Year                         10.08%

Five Years                        8.64%

Ten Years                        12.02%


Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND

PERFORMANCE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2006, the Meridian Value Fund gained 7.35% compared to a gain of 8.62% for the S&P 500 with reinvested dividends, a gain of 14.58% for the Russell 2000, and a gain of 5.60% for the NASDAQ. The positive performance reflected the strength of our holdings in the aerospace/defense, energy, industrial products/services, real estate, telecommunications equipment and transportation sectors. This was offset primarily by weakness in our holdings, with some exceptions, in the food and beverage, consumer services, furniture/fixtures, healthcare products/services, media and retail sectors. These factors materially affected the Fund's performance.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, which the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or the stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on this strategy, the Fund's average compounded annual return for the ten-year period from June 30, 1996 to June 30, 2006 was 16.33% compared to 8.30% for the S&P 500, with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Meridian Value Fund's average compounded annual return from inception to June 30, 2006 was 16.95%, compared to 10.90% for the S&P 500, with reinvested dividends.

      VALUE OF $10,000 INVESTED IN THE MERIDIAN VALUE FUND AND THE S&P 500





[PERFORMANCE LINE GRAPH]

                                MERIDIAN VALUE FUND                S&P 500
                                -------------------                -------


06/30/96                               10000                        10000
06/30/97                               12055                        13470
06/30/98                               15195                        17530
06/30/99                               18070                        21520
06/30/00                               23425                        23080
06/30/01                               29974                        19659
06/30/02                               29440                        16125
06/30/03                               30712                        16165
06/30/04                               39155                        19254
06/30/05                               42288                        20471
06/30/06                               45396                        22236



                               Meridian Value Fund
                           Average Annual Total Return




One Year                          7.35%

Five Years                        8.66%

Ten Years                        16.33%


Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                   2006 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

The information set forth below is for the Fund's fiscal year as required by Federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2007. Please consult your tax advisor for proper treatment of this information.

Pursuant to Internal Revenue Code Section 852(b)(3), the Funds listed below designate the amounts listed below as a long-term capital gain distribution of the year ended June 30, 2006:



Equity Income Fund.........................................   $         --
Growth Fund................................................   $ 35,405,369
Value Fund.................................................   $206,686,153


Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below designate a percentage of its ordinary income dividends distributed during the year ended June 30, 2006 as qualifying for the corporate dividends-received deduction:



Equity Income Fund.............................................   89.14%
Growth Fund....................................................   37.78%
Value Fund.....................................................   92.07%


Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended June 30, 2006 as qualified dividend income (QDI):



Equity Income Fund............................................   100.00%
Growth Fund...................................................     0.00%
Value Fund....................................................    77.21%

                      (This page intentionally left blank)

                                                   MERIDIAN FUND, INC.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                          Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                          preceded or accompanied by an
                              effective prospectus.

                        ---------------------------------
                             Officers and Directors

                              RICHARD F. ASTER, JR.
                             President and Director

                                RALPH CECHETTINI

                               MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                 JAMES B. GLAVIN

                                 MICHAEL STOLPER
                                    Directors

                                GREGG B. KEELING
                            Chief Financial Officer,
                             Treasurer and Secretary
                            Chief Compliance Officer

                                    Custodian
                               PFPC TRUST COMPANY
                           Philadelphia, Pennsylvania

                       Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                          King of Prussia, Pennsylvania
                                 (800) 446-6662

                                     Counsel
                             MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                            San Francisco, California



                         MERIDIAN EQUITY INCOME FUND(R)

                             MERIDIAN GROWTH FUND(R)

                             MERIDIAN VALUE FUND(R)

                                  ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                          60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                              www.meridianfund.com

                            Telephone (800) 446-6662

                                  JUNE 30, 2006

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 in 2006 and $68,964 in 2005.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2006 and $0 in 2005.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,400 in 2006 and $8,200 in 2005.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2006 and $0 in 2005.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

               1. Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

               2. De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

                    a. the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

                    b. such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                    c. such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

               Additionally, the Committee shall pre-approve the Auditor's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

               PROHIBITED SERVICES

               The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or
               Adviser:

               1. bookkeeping or other services related to the accounting records or financial statements of the Company;

               2.   financial information systems design and implementation;

               3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

               4.   actuarial services;

               5.   internal audit outsourcing services;

               6.   Management functions or human resources;

               7. broker or dealer, investment adviser, or investment banking services;

               8.   legal services and expert services unrelated to the audit;
                    and

               9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  N/A

               (c)  100%

               (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2006 and $0 in 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit 11(a)(1) to the Registrant's Form N-CSR, on September 8, 2004 (Accession No. 0000950134-04-013324).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              Meridian Fund, Inc.(R)


By (Signature and Title)* /s/ Richard F. Aster, Jr.
                          --------------------------------------
                          Richard F. Aster, Jr., President & CEO
                          (principal executive officer)

Date 9-5-06
     --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Richard F. Aster, Jr.
                          --------------------------------------
                          Richard F. Aster, Jr., President & CEO
                          (principal executive officer)

Date 9-5-06
     --------------------------------


By (Signature and Title)* /s/ Gregg B. Keeling
                          --------------------------------------
                          Gregg B. Keeling, CFO & Treasurer
                          (principal financial officer)

Date 9-5-06
     --------------------------------

* Print the name and title of each signing officer under his or her signature.